SELIGMAN
                                    MUNICIPAL
                                  SERIES TRUST
                           [GRAPHIC OMITTED]
                                 Mid-Year Report
                                 March 31, 2000


                 Providing Income Exempt From Regular Income Tax



                                   [LOGO OMITTED]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

TIMES CHANGE...
Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.


[PHOTO]
James, Jesse, and Joseph Seligman, 1870


With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and launched its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE
Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

Table of Contents
To the Shareholders.................................    1
Interview With Your Portfolio Manager...............    2
Performance Overview and Portfolio Summary..........    4
Portfolios of Investments...........................    8
Statements of Assets and Liabilities................   14
Statements of Operations............................   15
Statements of Changes in Net Assets.................   16
Notes to Financial Statements.......................   18
Financial Highlights................................   22
Report of Independent Auditors and
   For More Information.............................   27
Trustees and Executive Officers ....................   28
Glossary of Financial Terms.........................   29

TO THE SHAREHOLDERS

The past six months were difficult for fixed-income securities, including municipal bonds. The continued strong pace of the US economic expansion -- which in February became the longest in US history -- has caused the Federal Reserve Board to act on its concern that the increasing demand for goods and services would exceed the economy's ability to deliver them. The Federal Reserve Board feared that this could produce an imbalance that could ignite inflation. In an attempt to slow the economy and ease inflationary pressures, the Federal Reserve Board raised the federal funds rate three times during this six-month period.

As short-term interest rates moved higher, and the economy showed no signs of slowing in response, long-term rates increased significantly, and bond prices fell accordingly. Municipal bonds, however, fared better than did other fixed-income securities because of an accompanying slowdown in new-issue supply, which provided some price support for the municipal market.

During the first quarter of 2000, notwithstanding the increases in short-term rates, the long-term interest-rate environment improved. This was primarily the result of investors looking for alternatives to the equity markets, which had become increasingly volatile during this time.

As yet, it seems that the Federal Reserve Board's actions have not slowed the economy -- indeed the consumer price index for March indicated a significant increase in consumer prices. However, we believe that the Federal Reserve Board's actions will ultimately be successful in keeping inflation at bay. Such economic cooling should eventually place downward pressure on interest rates, which could be positive for fixed-income securities over the long term.

In addition to our expectation that the interest-rate environment will stabilize, we believe that municipal bonds have unique characteristics that could allow them to deliver positive performance. First, we anticipate that municipal new issuance will remain lower in 2000 than in 1999, which would create a favorable supply and demand environment. Second, continued uncertainty in the stock market may prompt investors to consider a wider range of securities for their portfolios, and municipal bonds, which currently offer many investors after-tax yield advantages over taxable bonds, may be an attractive choice. Finally, we believe that recent shifts in the way business is conducted in the municipal marketplace bode well for the long-term success of the industry.

We appreciate your confidence in Seligman Municipal Series Trust and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Trust's portfolios of investments, financial statements, and performance history, follows this letter.

By order of the Trustees,



/s/ William C. Morris
--------------------
William C. Morris
Chairman

                                /s/ Brian T.  Zino
                                ----------------------
                                Brian T.  Zino
                                President


May 5, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
Thomas G. Moles

Q: What economic and market factors influenced Seligman Municipal Series Trust during the past six months?

A: The primary factor affecting all fixed-income securities, including municipal bonds, was the strong economy and the Federal Reserve Board's response to the continued robust pace of growth. Beginning in 1999, a number of economic indicators, particularly those related to employment costs and consumer spending, heightened the Federal Reserve Board's concern. At the same time, oil prices were on the rise, which exacerbated inflation worries.

     Since June 1999, in an attempt to prevent a resurgence in the rate of inflation, the Federal Reserve Board has raised the federal funds rate five times for a total of 125 additional basis points. This increase in short-term rates pushed long-term yields higher, and bond prices lower. However, during the first fiscal quarter of 2000, bonds rallied as equity investors sought stability in the face of volatile equity markets.

     Another factor that influenced municipal bond performance during the past six months was the balance between supply and demand. Throughout 1999, a combination of rising municipal bond yields and strong equity market returns pushed demand for municipal bonds considerably lower. However, weak demand was accompanied by a slowdown in new municipal issuances. Such issuances were down 21% in 1999 from 1998. Through March 31, 2000, issuances were down 32% versus the same period last year.

     This slowdown in supply helped to stabilize the municipal market during periods of Treasury market volatility. Over the past six months, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated within a narrow trading range of approximately 38 basis points. In contrast, 10-year US Treasury note yields fluctuated within a much wider range of 90 basis points. On March 31, 2000, long-term municipal yields were nearly unchanged from those at the Trust's fiscal year end on September 30, 1999.

     The financial condition of the nation's states, cities, and municipalities continues to improve. Credit-rating upgrades outnumbered downgrades by a ratio of seven to one for calendar year 1999, and the first quarter of 2000 represented the 18th consecutive quarter in which upgrades exceeded downgrades. An exception to this positive news has been the healthcare sector, which remains under pressure due to merger activity, government cutbacks, and the growth of managed care.

Q: Did the municipal market suffer any negative effects from the Year 2000 computer issue?

A: Through the coordinated efforts of governments, businesses, and individuals, the municipal bond market entered the new millennium uneventfully. The resources expended to prevent computer glitches may have contributed to the strong economic reports released over the past six months.

A TEAM APPROACH

Seligman Municipal Series Trust is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Trust by a group of seasoned professionals who are responsible for research and trading consistent with the Trust's investment objective.

[PHOTO]

Seligman Municipals Team: (standing, from left) Audrey Kuchyak, Theresa Barion, Debra McGuinness, (seated) Eileen Comerford, Thomas G. Moles (Portfolio Manager)

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
Thomas G. Moles

Q:   What was your investment strategy?

A: Over the past six months, long-term municipal yields rose levels not seen in nearly two-and-one-half years. While such a rising-rate environment is unfavorable for bonds, it provided some of the Series of the Trust with buying opportunities to lock in higher yields for the long term and to reduce positions in shorter-term and lower-yielding securities.

     The higher yields that were available also facilitated our ongoing efforts to improve call protection for the Trust. Many of the Trust's older, higher-coupon bonds are at or near their optional call dates. (Callable bonds can be redeemed by the issuer, prior to maturity on predetermined dates and at specified prices.) Issuers generally call bonds when interest rates have declined sufficiently to allow them to refinance their outstanding debt at lower rates. Callable bonds thus pose a potential risk to the Trust's dividend distributions because the proceeds from a called bond must be reinvested at prevailing, typically lower, yields. By selectively selling short-call positions and reinvesting the proceeds when higher yields are available, we hope to protect the Trust's future dividend distributions.

     We believe that as a result of these actions the Trust is better positioned for the long term. However, during periods of rising interest rates, the Trust's net asset values declined more than they would have had we chosen to retain short-term defensive holdings, which are less sensitive to changes in interest rates.

     As a result of the ongoing difficulties in the healthcare sector, we have been particularly diligent in staying abreast of the current financial status of our hospital credits. We have sold a number of declining credits and have replaced them with securities showing greater stability.

Q:   What is your outlook?

A: Municipal investment returns for the first quarter of 2000 have been positive, with the municipal market outperforming the Treasury, agency, and corporate sectors. We are optimistic that long-term municipal yields have peaked and expect that the recent downward trend in yields will continue. However, until the Federal Reserve Board appears satisfied that economic growth has slowed to an acceptable rate, the bond markets may find it difficult to sustain a prolonged rally.

     Equity market volatility may continue over the near term, prompting some investors to seek more stable alternatives for at least a portion of their investment assets. We are optimistic that the municipal market's record of safety and stability will spark renewed interest in municipal bonds. In addition, for many investors, municipal securities currently offer significant after-tax yield advantages relative to taxable bonds.

     We are also encouraged by several positive long-term developments in the municipal market, including improved disclosure, greater price transparency, and the emergence of Internet underwriters and secondary market makers. An open, accessible municipal market benefits all participants by encouraging informed decision-making and, in our opinion, is essential for the long-term viability of the municipal industry.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

Investment Results per Share

California High-Yield Series
TOTAL RETURNS
For Periods Ended March 31, 2000

                                                                                       AVERAGE ANNUAL
                                                                    ----------------------------------------------------------
                                                       CLASS C                                                   CLASS D
                                          SIX     SINCE INCEPTION      ONE           FIVE           10       SINCE INCEPTION
                                        MONTHS*       5/27/99*        YEAR           YEARS         YEARS         2/1/94
                                       ---------  ----------------- ---------      ---------     --------   -----------------
Class A**
With Sales Charge                         (2.54)%        n/a          (6.12)%        4.37%         6.01%           n/a
Without Sales Charge                      (2.27)         n/a          (1.48)         5.39          6.52            n/a
Class C**
With Sales Charge and CDSC                (0.29)       (4.15)%         n/a            n/a           n/a            n/a
Without Sales Charge and CDSC              1.65        (2.21)          n/a            n/a           n/a            n/a
Class D**
With 1% CDSC                               0.63          n/a          (3.45)          n/a           n/a            n/a
Without CDSC                               1.65          n/a          (2.52)         4.40           n/a            3.79%
Lehman Brothers Municipal
   Bond Index***                           2.13         0.26++        (0.08)         6.08          7.15            4.97++++

NET ASSET VALUE                                                DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                               For Periods Ended March 31, 2000

              3/31/00        9/30/99       3/31/99                          DIVIDENDS++      CAPITAL GAIN++    Sec YIELD+++
             --------      --------      --------                         -----------      ---------------   -----------
Class A        $6.18          $6.28       $6.68               Class A        $0.162              $0.076            5.13%
Class C         6.18           6.29         n/a               Class C         0.134               0.076            4.46
Class D         6.18           6.29        6.69               Class D         0.134               0.076            4.50

HOLDINGS BY MARKET SECTOR 0                                    MOODY'S/S&P RATINGS  0
Revenue Bonds                                  98%             Aaa/AAA             11%
General Obligation Bonds00                      2              Aa/AA               17
                                                               A/A                 56
                                                               Baa/BBB             16
WEIGHTED AVERAGE MATURITY                      26.28 years



----------------------------
See footnotes on page 7.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

Investment Results per Share

California Quality Series
TOTAL RETURNS
For Periods Ended March 31, 2000

                                                                                       AVERAGE ANNUAL
                                                                    ---------------------------------------------------------
                                                       CLASS C                                                   CLASS D
                                         SIX      SINCE INCEPTION      ONE           FIVE           10       SINCE INCEPTION
                                        MONTHS*       5/27/99*        YEAR           YEARS         YEARS         2/1/94
                                      ----------- ----------------- ---------      ---------     --------   -----------------
Class A**
With Sales Charge                       (2.17)%          n/a          (6.50)%        4.40%         6.03%            n/a
Without Sales Charge                     2.70            n/a          (1.88)         5.43          6.56             n/a
Class C**
With Sales Charge and CDSC               0.31          (3.83)%          n/a           n/a           n/a             n/a
Without Sales Charge and CDSC            2.24          (1.89)           n/a           n/a           n/a             n/a
Class D**
With 1% CDSC                             1.22            n/a          (3.71)          n/a           n/a             n/a
Without CDSC                             2.24            n/a          (2.78)         4.44           n/a             3.18%
Lehman Brothers Municipal
   Bond Index***                         2.13           0.26++        (0.08)         6.08          7.15             4.97++++

NET ASSET VALUE
                                                               DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                               For Periods Ended March 31, 2000

              3/31/00        9/30/99       3/31/99                        DIVIDENDS++      CAPITAL GAIN++    SEC YIELD+++
             --------      --------      --------                         -----------      ---------------   -----------
Class A        $6.36          $6.42        $6.88              Class A        $0.156             $0.072          4.54%
Class C         6.34           6.40         n/a               Class C         0.127              0.072          3.84
Class D         6.34           6.40         6.86              Class D         0.127              0.072          3.88

HOLDINGS BY MARKET SECTOR 0                                    MOODY'S/S&P RATINGS  0
Revenue Bonds                                  87%             Aaa/AAA             85%
General Obligation Bond 00                     13              Aa/AA               14
                                                               A/A                  1

WEIGHTED AVERAGE MATURITY                      23.22 years



---------------------------
See footnotes on page 7.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

Investment Results per Share

Florida Series
TOTAL RETURNS
For Periods Ended March 31, 2000

                                                                                       AVERAGE ANNUAL
                                                                    ---------------------------------------------------------
                                                      CLASS C                                                   CLASS D
                                           SIX    SINCE INCEPTION      ONE           FIVE           10       SINCE INCEPTION
                                         MONTHS*      5/27/99*        YEAR           YEARS         YEARS         2/1/94
                                        --------- ----------------- ---------      ---------     --------   -----------------
Class A**
With Sales Charge                       (2.00)%         n/a           (6.01)%        4.16%         6.12%           n/a
Without Sales Charge                     2.90           n/a           (1.37)         5.18          6.64            n/a
Class C**
With Sales Charge and CDSC               0.30          (3.61)%         n/a           n/a            n/a            n/a
Without Sales Charge and CDSC            2.38          (1.68)          n/a           n/a            n/a            n/a
Class D**
With 1% CDSC                             1.35           n/a           (3.16)         n/a            n/a            n/a
Without CDSC                             2.38           n/a           (2.23)         4.40           n/a           3.39%
Lehman Brothers Municipal
   Bond Index***                         2.13           0.26++        (0.08)         6.08          7.15           4.97++++

NET ASSET VALUE
                                                     DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                     For Periods Ended March 31, 2000


              3/31/00        9/30/99       3/31/99                          DIVIDENDS++      CAPITAL GAIN++    SEC YIELD+++
             --------      --------      --------                         -----------      ---------------   -----------
Class A        $7.39         $7.41         $7.91              Class A         $0.188             $0.043           4.97%
Class C         7.40          7.43          n/a               Class C          0.161              0.043           4.44
Class D         7.40          7.43          7.93              Class D          0.161              0.043           4.48

HOLDINGS BY MARKET SECTOR 0                                    MOODY'S/S&P RATINGS 0
Revenue Bonds                                  94%             Aaa/AAA             67%
General Obligation Bonds 00                     6              Aa/AA               23
                                                               A/A                 10

WEIGHTED AVERAGE MATURITY                      25.67 years



-------------------------
See footnotes on page 7.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY


Investment Results per Share
North Carolina Series
TOTAL RETURNS
For Periods Ended March 31, 2000

                                                                                       AVERAGE ANNUAL
                                                                    --------------------------------------------------------
                                                       CLASS C                                   CLASS A         CLASS D
                                           SIX    SINCE INCEPTION      ONE           FIVE    SINCE INCEPTION SINCE INCEPTION
                                         MONTHS*      5/27/99*        YEAR           YEARS       8/27/90         2/1/94
                                        --------- ----------------- ---------      --------- --------------- ---------------
Class A**
With Sales Charge                       (3.06)%          n/a          (6.68)%        4.05%         5.72%             n/a
Without Sales Charge                     1.79            n/a          (2.06)         5.07          6.26              n/a
Class C**
With Sales Charge and CDSC              (0.75)         (4.29)%         n/a           n/a            n/a              n/a
Without Sales Charge and CDSC            1.27          (2.40)          n/a           n/a            n/a              n/a
Class D**
With 1% CDSC                             0.26            n/a          (3.73)         n/a            n/a              n/a
Without CDSC                             1.27            n/a          (2.81)         4.27           n/a             3.19%
Lehman Brothers Municipal
   Bond Index***                         2.13           0.26++        (0.08)         6.08          7.22+            4.97++++

NET ASSET VALUE
                                                               DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                               For Periods Ended March 31, 2000

              3/31/00        9/30/99       3/31/99                          DIVIDENDS++      CAPITAL GAIN++    SEC YIELD+++
             --------      --------      --------                         -----------      ---------------   -----------
Class A        $7.45         $7.59         $8.07              Class A         $0.176             $0.096           4.30%
Class C         7.44          7.59          n/a               Class C          0.148              0.096           3.74
Class D         7.44          7.59          8.06              Class D          0.148              0.096           3.78

HOLDINGS BY MARKET SECTOR 0                                    MOODY'S/S&P RATINGS 0
Revenue Bonds                                  80%             Aaa/AAA             49%
General Obligation Bonds 00                     20             Aa/AA               32
                                                               A/A                 19

WEIGHTED AVERAGE MATURITY                      19.15 years

------------------------------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. No adjustment was made to the performance of Class A shares for periods prior to commencement dates December 27, 1990, in the case of the Florida Series, and January 1, 1993, in the case of the California High-Yield and California Quality Series, for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets for each Series. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A portion of each Series' income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Past performance is not indicative of future investment results.
 *** The Lehman Brothers Municipal Bond Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.
  ++ From 5/31/99.
++++ From 1/31/94.
   + From 8/31/90.
  ++ Represents per share amount paid or declared for the six months ended March
     31, 2000.
 +++ Current yield, representing the annualized yield for the 30-day period ended March 31, 2000, has been computed in accordance with SEC regulations and will vary.
   0 Percentages based on current market values of long-term holdings at March
     31, 2000.
  00 Includes pre-refunded and escrowed-to-maturity securities.

PORTFOLIOS OF INVESTMENTS

March 31, 2000
CALIFORNIA HIGH-YIELD SERIES


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ------------------------------
  $2,500,000  Alemeda, CA Certificates of Participation (City Hall Seimic
                Upgrade Project), 6.20% due 5/1/2025......................................            NR/A     $2,531,925
   1,000,000  California Department of Veterans Affairs Rev. (Home Purchase),
                5-1/2% due 12/1/2018*.....................................................          Aa3/AA-       973,760
   2,190,000  California Department of Water Resources Water System Rev.
                (Central Valley Project), 6% due 12/1/2020................................          Aa2/AA      2,212,842
     500,000  California Educational Facilities Authority Rev. (Los Angeles College
                of Chiropractic Medicine), 5.60% due 11/1/2017............................         Baa2/NR        464,385
   2,500,000  California Educational Facilities Authority Rev. (Loyola Marymount
                University), 5-3/4% due 10/1/2024.........................................           A2/NR      2,474,075
   3,000,000  California Educational Facilities Authority Rev. (Pepperdine University),
                5% due 11/1/2029..........................................................           A1/NR      2,658,450
   2,500,000  California Health Facilities Financing Authority Rev. (Kaiser Permanente),.
                5.40% due 5/1/2028........................................................            A3/A      2,167,975
   3,000,000  California Health Facilities Financing Authority Rev. (Cedars-Sinai
                Medical Center), 6-1/4% due 12/1/2034.....................................           A2/NR      3,014,760
   1,500,000  California Housing Finance Agency Home Mortgage Rev.,
                6-3/8% due 8/1/2027*......................................................          Aa2/AA-     1,514,775
   2,500,000  California Housing Finance Agency (Single Family Mortgage),
                5.40% due 8/1/2028*.......................................................         Aaa/AAA      2,321,600
   2,500,000  California Housing Finance Agency (Multi-family Housing Rev.),
                5-3/8% due  2/1/2036*.....................................................          Aa3/AA-     2,254,825
   2,500,000  California Pollution Control Financing Authority Rev.  (San Diego
                Gas & Electric Co.), 5.85% due 6/1/2021*..................................          Aa3/AA-     2,472,850
   1,750,000  California Pollution Control Financing Authority Rev. (Pacific Gas &
                Electric Co.), 5-7/8% due 6/1/2023*.......................................           A1/AA-     1,737,785
   1,000,000  California Pollution Control Financing Authority Rev. (Pacific Gas &
                Electric Co.), 5.85% due 12/1/2023*.......................................           A1/AA-       989,800
   3,500,000  California Statewide Certificates of Participation (Children's Hospital
                of Los Angeles), 5-1/4% due 8/15/2029.....................................            A1/A+     3,095,540
   2,500,000  Cupertino, CA Certificates of Participation (Capital Improvement Projects),
                5-3/4% due 1/1/2016.......................................................            A1/A+     2,501,800
   3,000,000  Foothill/Eastern Transportation Corridor Agency, CA Toll Road Rev.,
                5-3/4% due 1/15/2040......................................................        Baa3/BBB-     2,809,050
   2,500,000  Los Angeles, CA Department of Water & Power Electric Plant Rev.,
                5-1/2% due 6/15/2029......................................................         Aaa/AAA      2,425,575
   3,000,000  Modesto, CA Irrigation District Certificates of Participation,
                5.30% due 7/1/2022........................................................            A2/A+     2,841,810

-------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
March 31, 2000
CALIFORNIA HIGH-YIELD SERIES (continued)


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------  ------------
  $  645,000  Petaluma, CA Community Development Commission Tax Allocation Bonds
                (Central Business District), 9.30% due 5/15/2010..........................         Baa1/NR    $   647,399
   2,005,000  Pleasanton, CA Joint Powers Financing Authority Reassessment Rev.,
                6.15% due 9/2/2012........................................................         Baa1/NR      2,055,827
   3,000,000  Puerto Rico Highway & Transportation Authority Rev., 5-1/2% due 7/1/2036....          Baa1/A      2,843,700
   2,500,000  Sacramento, CA Municipal Utility District Electric Rev.,
                5-1/4% due 7/1/2028.......................................................            A2/A      2,275,400
   3,000,000  San Bernardino, CA Joint Powers Financing Authority (California Dept. of
                Transportation Lease), 5-1/2% due 12/1/2020...............................            A1/A      2,840,370
   1,000,000  San Joaquin Hills, CA Transportation Corridor Agency Rev. (Orange County
                Senior Lien Toll Road), 6-3/4% due 1/1/20320..............................         Aaa/AAA      1,077,630
   2,000,000  Washington Township, CA Hospital District Hospital Healthcare System Rev.,
                5-1/4% due 7/1/2029.......................................................           A2/NR      1,718,420
                                                                                                              -----------
TOTAL MUNICIPAL BONDS (Cost $56,700,512) -- 98.8%.........................................                     54,922,328
VARIABLE RATE DEMAND NOTES (Cost $200,000) -- 0.3%........................................                        200,000
OTHER ASSETS LESS LIABILITIES -- 0.9%.....................................................                        490,277
                                                                                                              -----------
NET ASSETS -- 100.0%......................................................................                    $55,612,605
                                                                                                              ===========

CALIFORNIA QUALITY SERIES


     FACE                                                                                         RATINGS+        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P      VALUE
  ----------                                  ---------------------                           ---------------  -----------
  $3,000,000  California Department of Water Resources Water System Rev.
                (Central Valley Project), 6.10% due 12/1/2029 0...........................          Aaa/AA      $3,261,660
   3,440,000  California Educational Facilities Authority Rev. (Pomona College),
                6% due 2/15/2017..........................................................         Aaa/AAA       3,511,002
   2,000,000  California Educational Facilities Authority Rev. (Stanford University),
                5.35% due 6/1/2027........................................................         Aaa/AAA       1,910,600
   4,000,000  California Educational Facilities Authority Rev. (University of San Diego),
                5% due 10/1/2028..........................................................          Aaa/NR       3,577,360
   4,000,000  California Educational Facilities Authority Rev. (University of Southern
                California), 5% due 10/1/2028.............................................          Aa2/AA+      3,567,120
     360,000  California Housing Finance Agency (Housing Revenue Insured Bonds),
                8-5/8% due 8/1/2015.......................................................         Aaa/AAA         362,603
   2,720,000  California Housing Finance Agency Home Mortgage Rev.,
                6-3/4% due 2/1/2025*......................................................          Aa2/AA-      2,767,192
   4,000,000  California Pollution Control Financing Authority Rev. (Mobil Oil Corporation
               Project), 5-1/2% due 12/1/2029*............................................         Aa2/AA        3,776,760

---------------------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
0 Pre-refunded security.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
March 31, 2000

CALIFORNIA QUALITY SERIES (continued)

     FACE                                                                                         RATINGS+        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P       VALUE
  ----------                                  ---------------------                           --------------    ---------
    $870,000  California Public Capital Improvements Financing Authority
                (Pooled Projects),  8.10% due 3/1/2018...................................          Aaa/AAA     $  881,179
   4,000,000  California State GOs, 5% due 10/1/2023.....................................          Aa3/AA-      3,620,720
   2,500,000  California Statewide Communities Development Authority Certificates of
                Participation (Citrus Valley Health Partners, Inc.), 5-1/8% due 4/1/2023.          Aaa/AAA      2,302,025
   3,000,000  California Statewide Communities Development Authority Certificates of
                Participation (The Trustees of the J. Paul Getty Trust), 5% due 10/1/2023          Aaa/AAA      2,673,030
   4,000,000  Contra Costa, CA Water District Rev., 5% due 10/1/2024.....................          Aaa/AAA      3,598,680
   3,500,000  East Bay, CA Municipal Utility District Water System Rev., 5% due 6/1/2026.          Aaa/AAA      3,146,780
   2,500,000  Eastern Municipal Water District Riverside County, CA Water and Sewer Rev.,
                6-3/4% due 7/1/2012......................................................          Aaa/AAA      2,909,400
   3,000,000  Fresno, CA Sewer System Rev., 5-1/4% due 9/1/2019..........................          Aaa/AAA      2,918,010
   4,000,000  Los Angeles, CA Department of Water & Power Electric Plant Rev.,
                5-1/2% due 6/15/2029.....................................................          Aaa/AAA      3,880,920
   1,000,000  Marin, CA Municipal Water District Water Rev., 5.65% due 7/1/202...........            A1/AA        994,270
   2,000,000  Metropolitan Water District of Southern California Waterworks GOs,
                4-3/4% due 3/1/2037......................................................          Aaa/AAA      1,677,480
   4,500,000  Orange County, CA Local Transportation Authority (Measure M Sales
                Tax Rev.), 6% due 2/15/2009..............................................          Aaa/AAA      4,865,850
   2,500,000  Rancho, CA Water District Financing Authority Rev., 5.90% due 11/1/2015....          Aaa/AAA      2,592,850
   4,000,000  Regents of the University of California Rev. (Multiple Purpose Projects),
                5-3/8% due 9/1/2024......................................................          Aaa/AAA      3,844,800
   4,300,000  San Diego, CA Public Facilities Financing Authority Sewer Rev.,
                5% due 5/15/2029.........................................................          Aaa/AAA      3,840,932
   4,250,000  San Francisco Bay Area Rapid Transit District, CA (Sales Tax Rev.),
                5% due 7/1/2028..........................................................          Aaa/AAA      3,803,240
   3,000,000  San Francisco, CA City and County Airports Commission Rev.
                (International Airport), 6.60% due 5/1/2024*.............................          Aaa/AAA      3,187,740
                                                                                                              -----------
TOTAL MUNICIPAL BONDS (Cost $75,067,671) -- 97.2%........................................                      73,472,203
VARIABLE RATE DEMAND NOTES (Cost $900,000) -- 1.2% ......................................                         900,000
OTHER ASSETS LESS LIABILITIES -- 1.6%....................................................                       1,251,567
                                                                                                               ----------
NET ASSETS-- 100.0% .....................................................................                     $75,623,770
                                                                                                              ===========

----------------------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
March 31, 2000

FLORIDA SERIES

     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           -------------- -------------
  $2,000,000  Broward County, FL Airport System Rev., 5% due 10/1/2023....................         Aaa/AAA     $ 1,770,400
   1,000,000  Broward County, FL Water & Sewer Utility Rev., 5% due 10/1/2018.............         Aaa/AAA         920,610
   1,000,000  Dade County, FL Aviation Rev., 6-1/8% due 10/1/2020*........................         Aaa/AAA       1,021,730
   2,000,000  Dade County, FL Public Improvement GOs, 5-3/4% due 10/1/2016................         Aaa/AAA       2,043,120
   1,750,000  Escambia County, FL Health Facilities Authority Rev. (Ascension
              Health Credit Group), 6% due 11/15/2031.....................................          Aa2/AA       1,762,285
     945,000  Florida Housing Finance Agency Rev. (General Mortgage),
                6.35% due 6/1/2014........................................................          NR/AAA         966,130
     690,000  Florida Housing Finance Agency Rev. (Single Family Mortgage),
                6.55% due 7/1/2014*.......................................................         Aaa/AAA         708,803
   1,000,000  Florida Housing Finance Agency Rev. (Homeowner Mortgage),
                6.20% due 7/1/2027*.......................................................          Aa3/AA       1,002,320
   2,500,000  Florida Ports Financing Commission Rev. (State Transportation Trust Fund),
                5-3/8% due 6/1/2027*......................................................         Aaa/AAA       2,335,325
   2,500,000  Florida State Turnpike Authority Rev., 5-5/8% due 7/1/2025..................         Aaa/AAA       2,468,225
   2,000,000  Greater Orlando Aviation Authority, FL Airport Facilities Rev.,
                5-1/4% due 10/1/2023*.....................................................         Aaa/AAA       1,845,380
   2,500,000  Hillsborough County, FL Aviation Authority Rev. (Tampa International
                Airport), 5-3/8% due 10/1/2023*...........................................         Aaa/AAA       2,355,450
   2,000,000  Hillsborough County, FL School Board (Certificates of.
                Participation), 6% due 7/1/2025...........................................         Aaa/AAA       2,053,700
   2,000,000  Jacksonville Electric Authority, FL Rev. (Electric System),
                5.10% due 10/1/2032.......................................................          Aa2/AA       1,771,620
   2,000,000  Jacksonville Electric Authority, FL Rev. (Water & Sewer System),
                5-5/8% due 10/1/2037......................................................          Aa3/AA-      1,929,580
   1,000,000  Jacksonville, FL Port Authority Airport Rev., 6-1/4% due 10/1/2024*.........         Aaa/AAA       1,025,220
   2,000,000  Jacksonville, FL Sewage & Solid Waste Disposal Facilities Rev.
                (Anheuser-Busch Project), 5-7/8% due 2/1/2036*..........................            A1/A+        1,949,640
   1,000,000  Lee County, FL Transportation Facilities Rev., 6% due 10/1/2015.............         Aaa/AAA       1,037,230
   2,000,000  Marion County, FL Hospital District Health System Rev. (Munroe
                Regional Health System), 5-5/8% due 10/1/2024.............................           A2/NR       1,809,560
   2,000,000  Polk County, FL Industrial Development Authority Solid Waste Disposal
                Facilities Rev. (Tampa Electric Company Project), 5.85% due 12/1/2030*....          Aa2/A1+      1,971,760

------------------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
March 31, 2000
FLORIDA SERIES (continued)


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           --------------  -----------
  $2,000,000  Reedy Creek Improvement District, FL Utilities Rev., 5-1/8% due 10/1/2019...       Aaa/AAA     $  1,861,220
   1,750,000  Tampa Bay, FL Regional Water Supply Utility System Authority Rev.,
                5-3/4% due 10/1/2029......................................................       Aaa/AAA        1,747,532
                                                                                                              -----------
TOTAL MUNICIPAL BONDS (Cost $36,843,765) -- 97.3%.........................................                     36,356,840
OTHER ASSETS LESS LIABILITIES -- 2.7%.....................................................                      1,014,377
                                                                                                              -----------
NET ASSETS -- 100.0%......................................................................                    $37,371,217
                                                                                                              ===========

NORTH CAROLINA SERIES

     FACE                                                                                         RATINGS+       MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P      VALUE
  ----------                                  ---------------------                           --------------  ------------
  $1,250,000  Appalachian State University, NC Housing & Student Center System Rev.,
                5-5/8% due 7/15/2015 .....................................................         Aaa/AAA      $1,258,675
   1,250,000  Asheville, NC Water System Rev., 5.70% due 8/1/2025.........................         Aaa/AAA       1,239,963
   2,000,000  Charlotte-Mecklenberg Hospital Authority, NC Health Care System Rev.,
                5-3/4% due 1/15/2021......................................................          Aa3/AA       1,971,200
   1,000,000  Charlotte, NC Certificates of Participation (Charlotte-Mecklenburg Law
                Enforcement Center Project), 5-3/8% due 6/1/2013..........................          Aa1/AA       1,001,040
   2,000,000  Charlotte, NC Water & Sewer GOs, 5.90% due 2/1/2017 0.......................         Aaa/AAA       2,107,960
   1,000,000  Concord, NC Utilities System Rev., 5% due 12/1/2022.........................         Aaa/AAA         898,570
   1,500,000  Fayetteville, NC Public Works Commission Rev., 5-1/8% due 3/1/2.............         Aaa/AAA       1,366,575
   2,500,000  Martin County Industrial Facilities and Pollution Control Financing
                Authority, NC Solid Waste Disposal Rev. (Weyerhaeuser Company
                Project), 6% due 11/1/2025*...............................................            A2/A       2,337,600
     600,000  North Carolina Housing Finance Agency Rev. (Multi-Family),
                5.80% due 7/1/2014........................................................          Aa2/AA         600,186
   1,295,000  North Carolina Housing Finance Agency Rev. (Single Family),
                6-1/2% due 3/1/2018.......................................................          Aa2/AA       1,324,824
   1,500,000  North Carolina Medical Care Commission Hospital Rev. (First Health
                of the Carolinas Project), 5% due 10/1/2028...............................          Aa3/AA-      1,280,280
   1,500,000  North Carolina Medical Care Commission Hospital Rev. (Gaston Health
                Care), 5% due 2/15/2029...................................................            A1/A+      1,218,285
   1,500,000  North Carolina Municipal Power Agency No. 1 Catawba Electric Rev.,
                5-3/4% due 1/1/2015.......................................................         Aaa/AAA       1,507,035
   3,000,000  North Carolina Municipal Power Agency No. 1 Catawba Electric Rev.,
                5% due 1/1/2020 ++........................................................         Aaa/AAA       2,803,290
   1,000,000  Orange, NC Water & Sewer Authority Rev., 5.20% due 7/1/2016.................          Aa2/AA         959,760

------------------------------------
  + Ratings have not been audited by Deloitte & Touche LLP.
 ++ Escrowed-to-maturity security.
  0 Pre-refunded security.
  * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
March 31, 2000
NORTH CAROLINA SERIES (continued)


     FACE                                                                                         RATINGS+       MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P      VALUE
  ----------                                  ---------------------                           --------------  -----------
  $1,250,000  University of North Carolina Charlotte Rev. (Student Activity Center),
                5-1/2% due 6/1/2021.......................................................         Aaa/AAA     $1,217,887
     500,000  University of North Carolina Hospitals at Chapel Hill Rev.,
                6-3/8% due 2/15/2017 0....................................................          Aa3/AA        524,115
     500,000  University of North Carolina Hospitals at Chapel Hill Rev.,
                5% due 2/15/2024..........................................................         Aaa/AAA        445,660
   1,000,000  University of North Carolina Hospitals at Chapel Hill Rev.,
                5-1/4% due 2/15/2026......................................................          Aa3/A         903,220
   1,550,000  Wake County Industrial Facilities & Pollution Control Financing Authority,
                NC (Carolina Power & Light), 6.90% due 4/1/2009...........................           A2/A1      1,583,743
                                                                                                              -----------
TOTAL MUNICIPAL BONDS (Cost $27,015,885) -- 98.0%.........................................                     26,549,868
VARIABLE RATE DEMAND NOTES (Cost $200,000) -- 0.7%........................................                        200,000
OTHER ASSETS LESS LIABILITIES -- 1.3%.....................................................                        356,445
                                                                                                              -----------
NET ASSETS -- 100.0%......................................................................                    $27,106,313
                                                                                                              ===========

---------------------------------
+  Ratings have not been audited by Deloitte & Touche LLP.
0  Pre-refunded security.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2000

                                                  CALIFORNIA          CALIFORNIA                                 NORTH
                                                  HIGH-YIELD            QUALITY              FLORIDA           CAROLINA
                                                    SERIES              SERIES               SERIES             SERIES
                                                  ------------      --------------         ------------       -----------
ASSETS:
Investments, at value
   (See Portfolios of Investments):
   Long-term holdings......................       $54,922,328         $73,472,203          $36,356,840        $26,549,868
   Short-term holdings.....................           200,000             900,000                  --             200,000
                                                  -----------         -----------          -----------        -----------
                                                   55,122,328          74,372,203           36,356,840         26,749,868
Cash ......................................           101,013             148,760                   --            111,886
Interest receivable........................           985,358           1,334,427              912,987            408,265
Receivable for Shares of Beneficial
   Interest sold...........................            74,752              29,719               17,988                143
Expenses prepaid to shareholder
   service agent...........................             6,644               7,309                3,987              2,990
Receivable for securities sold.............                --                  --              804,211                 --
Other......................................            21,103               6,584               21,210              8,577
                                                  -----------         -----------          -----------        -----------
Total Assets...............................        56,311,198          75,899,002           38,117,223         27,281,729
                                                  ===========         ===========          ===========        ===========

LIABILITIES:
Payable for Shares of Beneficial Interest
   repurchased.............................           496,757              24,622              246,290             70,432
Dividends payable..........................           111,997             138,100               71,976             47,915
Bank overdraft.............................                --                  --              358,687                 --
Accrued expenses and other.................            89,839             112,510               69,053             57,069
                                                  -----------         -----------          -----------        -----------
Total Liabilities .........................           698,593             275,232              746,006            175,416
                                                  -----------         -----------          -----------        -----------
Net Assets.................................       $55,612,605         $75,623,770          $37,371,217        $27,106,313
                                                  ===========         ===========          ===========        ===========
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par:
   Class A.................................       $     7,813         $    11,257          $     4,817        $     3,446
   Class C.................................               201                  21                   38                  1
   Class D.................................               989                 620                  204                193
Additional paid-in capital.................        57,523,536          77,347,190           37,779,067         27,599,584
Undistributed/(dividends in excess of)
   net investment income...................            19,848              (6,928)                (618)            (8,712)
Undistributed/accumulated net realized
   gain (loss).............................          (161,598)           (132,922)              74,634            (22,182)
Net unrealized depreciation of
   investments.............................        (1,778,184)         (1,595,468)            (486,925)          (466,017)
                                                  -----------         -----------          -----------        -----------
Net Assets.................................       $55,612,605         $75,623,770          $37,371,217        $27,106,313
                                                  ===========         ===========          ===========        ===========
NET ASSETS:
   Class A.................................       $48,253,743         $71,562,130          $35,580,713        $25,661,716
   Class C.................................       $ 1,245,140         $   130,209          $   277,945        $    10,307
   Class D.................................       $ 6,113,722         $ 3,931,431          $ 1,512,559        $ 1,434,290
SHARES OF BENEFICIAL INTEREST
 OUTSTANDING (Unlimited shares authorized;
 $0.001 par value):
   Class A.................................         7,812,525          11,257,303            4,816,887          3,445,795
   Class C  ...............................           201,343              20,538               37,555              1,385
   Class D  ...............................           988,740             620,126              204,358            192,699
NET ASSET VALUE PER SHARE:
Class A....................................             $6.18               $6.36                $7.39              $7.45
Class C....................................             $6.18               $6.34                $7.40              $7.44
Class D....................................             $6.18               $6.34                $7.40              $7.44

-------------------------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 2000

                                                   CALIFORNIA          CALIFORNIA                                 NORTH
                                                   HIGH-YIELD            QUALITY             FLORIDA            CAROLINA
                                                     SERIES              SERIES              SERIES              SERIES
                                                  -------------       -------------        ------------       ----------
INVESTMENT INCOME:
Interest .....................................     $1,816,462           $2,196,660          $1,133,689         $  804,937
                                                   ----------           ----------          ----------         ----------

Expenses:
Management fees...............................        149,888              188,974              96,478             69,365
Distribution and service fees.................         66,084               56,547              56,358             40,997
Shareholder account services..................         42,722               51,356              28,442             21,725
Auditing and legal fees.......................         16,349               19,759              14,065             13,357
Custody and related services..................         12,387               11,032               7,793              2,959
Trustees' fees and expenses...................          6,089                6,205               4,247              3,756
Registration..................................          4,984                7,476               4,940              6,480
Shareholder reports and communications........          3,895                4,852               3,333              3,070
Miscellaneous.................................          1,259                1,465                 950                783
                                                   ----------           ----------          ----------         ----------
Total Expenses Before Reimbursement...........        303,657              347,666             216,606            162,492
Reimbursement of expenses.....................        (53,449)                  --             (66,897)                --
                                                   ----------           ----------          ----------         ----------
Total Expenses After Reimbursement............        250,208              347,666             149,709            162,492
                                                   ----------           ----------          ----------         ----------
Net Investment Income.........................      1,566,254            1,848,994             983,980            642,445
                                                   ----------           ----------          ----------         ----------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments.......       (150,264)             155,246              81,541             93,290
Net change in unrealized depreciation
  of investments..............................       (407,527)            (139,374)            (60,950)          (300,870)
                                                   ----------           ----------          ----------         ----------
Net Gain (Loss) on Investments ...............       (557,791)              15,872              20,591           (207,580)
                                                   ----------           ----------          ----------         ----------
Increase in Net Assets from Operations........     $1,008,463           $1,864,866          $1,004,571         $  434,865
                                                   ==========           ==========          ==========         ==========

-----------------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   CALIFORNIA HIGH-YIELD SERIES               CALIFORNIA QUALITY SERIES
                                                  --------------------------------         ------------------------------
                                                  SIX MONTHS               YEAR             SIX MONTHS             YEAR
                                                    ENDED                 ENDED               ENDED               ENDED
                                                   3/31/00               9/30/99             3/31/00             9/30/99
                                                  -----------        -------------         -----------        -----------
OPERATIONS:
Net investment income...................           $1,566,254          $3,122,968          $1,848,994          $3,911,860
Net realized gain (loss) on investments.             (150,264)            848,260             155,246             967,560
Net change in unrealized appreciation/
   depreciation of investments..........             (407,527)         (6,115,178)           (139,374)         (8,037,661)
                                                  -----------         ------------         -----------        -----------
Increase (Decrease) in Net Assets
   from Operations......................            1,008,463          (2,143,950)          1,864,866          (3,158,241)
                                                  -----------         ------------         -----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A..............................           (1,369,122)         (2,825,817)         (1,770,519          (3,747,630)
   Class C..............................              (25,255)             (7,503)             (1,264)               (114)
   Class D..............................             (152,029)           (289,648)            (84,139)           (164,116)
Net realized gain on investments:
   Class A..............................             (681,175)           (207,681)           (824,137)         (2,762,949)
   Class C..............................              (14,435)              --                   (108)                 --
   Class D..............................              (94,111)            (23,942)            (48,062)           (100,451)
                                                  -----------         ------------         -----------        -----------
Decrease in Net Assets
   from Distributions...................           (2,336,127)         (3,354,591)         (2,728,229)         (6,775,260)
                                                  -----------         ------------         -----------        -----------

TRANSACTIONS IN SHARES OF
 BENEFICIAL INTEREST:
Net proceeds from sales of shares.......            2,375,704           21,297,184          1,137,692           6,015,293
Investment of dividends.................              880,880            1,817,908            861,752           1,932,726
Exchanged from associated Funds.........            2,332,044            6,342,123          2,453,678           2,462,908
Value of shares issued in payment of
   gain distributions...................              557,051              162,740            503,970           1,751,037
                                                  -----------         ------------         ----------         -----------
Total...................................            6,145,679           29,619,955          4,957,092          12,161,964
                                                  -----------         ------------         ----------         -----------
Cost of shares repurchased..............          (10,568,110)         (15,119,823)        (5,977,934)        (10,056,106)
Exchanged into associated Funds.........           (5,143,543)          (7,262,583)        (1,581,049)         (2,907,275)
                                                  -----------         ------------         ----------         -----------
Total...................................          (15,711,653)         (22,382,406)        (7,558,983)        (12,963,381)
                                                  -----------         ------------         ----------         -----------
Increase (Decrease) in Net Assets
   from Transactions in Shares of
   Beneficial Interest:.................           (9,565,974)           7,237,549         (2,601,891)           (801,417)
                                                  -----------         ------------         ----------         -----------
Increase (Decrease) in Net Assets.......          (10,893,638)           1,739,008         (3,465,254)        (10,734,918)

NET ASSETS:
Beginning of period.....................           66,506,243           64,767,235         79,089,024          89,823,942
                                                  -----------         ------------        -----------         -----------
End of Period...........................          $55,612,605         $ 66,506,243        $75,623,770         $79,089,024
                                                  ===========         ============        ===========         ===========

-----------------------------
See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                          FLORIDA SERIES                        NORTH CAROLINA SERIES
                                            ------------------------------------          -------------------------------
                                                  SIX MONTHS               YEAR           SIX MONTHS              YEAR
                                                    ENDED                 ENDED             ENDED                ENDED
                                                   3/31/00               9/30/99           3/31/00              9/30/99
                                             ---------------         ----------           ---------            ----------
OPERATIONS:
Net investment income...................          $983,980            $1,935,557        $   642,445            $1,399,334
Net realized gain on investments........            81,541               232,488             93,290               253,645
Net change in unrealized appreciation/
   depreciation of investments..........           (60,950)           (3,636,357)          (300,870)           (2,615,290)
                                               -----------           -----------         ----------           -----------
Increase (Decrease) in Net Assets
   from Operations......................         1,004,571            (1,468,312)           434,865              (962,311)
                                               -----------           -----------         ----------           -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A..............................          (940,966)           (1,853,149)          (620,175)           (1,341,165)
   Class C..............................            (5,663)               (2,744)              (202)                 (113)
   Class D..............................           (37,969)              (79,664)           (30,780)              (58,056)
Net realized gain on investments:
   Class A..............................          (222,212)             (272,671)          (342,478)             (451,811)
   Class C..............................            (1,469)                   --               (129)                   --
   Class D..............................           (10,618)              (14,496)           (19,882)              (20,721)
                                               -----------           -----------         ----------           -----------
Decrease in Net Assets
   from Distributions...................        (1,218,897)           (2,222,724)        (1,013,646)           (1,871,866)
                                               -----------           -----------         ----------           -----------

TRANSACTIONS IN SHARES OF
 BENEFICIAL INTEREST:
Net proceeds from sales of shares.......         1,389,805             4,498,419            323,548             1,889,423
Investment of dividends.................           337,748               732,052            323,195               747,439
Exchanged from associated Funds.........         1,663,042             3,209,545            421,172               221,185
Value of shares issued in payment of
   gain distributions...................           113,527               163,562            265,268              351,195
                                               -----------           -----------         ----------           -----------
Total...................................         3,504,122             8,603,578          1,333,183             3,209,242
                                               -----------           -----------         ----------           -----------
Cost of shares repurchased..............        (4,126,195)           (6,378,034)        (2,433,823)           (4,748,910)
Exchanges into associated Funds.........        (1,494,658)           (3,235,898)          (131,228)             (523,333)
                                               -----------           -----------         ----------           -----------
Total...................................        (5,620,853)           (9,613,932)        (2,565,051)           (5,272,243)
                                               -----------           -----------         ----------           -----------
ecrease in Net Assets from
   Transactions in Shares of
   Beneficial Interest..................        (2,116,731)           (1,010,354)        (1,231,868)           (2,063,001)
                                               -----------           -----------        -----------           -----------
Decrease in Net Assets..................        (2,331,057)           (4,701,390)        (1,810,649)           (4,897,178)

NET ASSETS:
Beginning of period.....................        39,702,274            44,403,664         28,916,962            33,814,140
                                               -----------           -----------        -----------           -----------
End of Period...........................       $37,371,217           $39,702,274        $27,106,313           $28,916,962
                                               ===========           ===========        ===========           ===========

-----------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Multiple Classes of Shares -- Seligman Municipal Series Trust (the "Trust") consists of four separate series: the "California High-Yield Series," the "California Quality Series," the "Florida Series," and the "North Carolina Series." Each Series of the Trust offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemp tions within 18 months of purchase. The Trust began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Trust:

a. Security Valuation -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.
b. Federal Taxes -- There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute sub stantially all taxable net income and net gain realized.
c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Trust amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.
d. Multiple Class Allocations -- Each Series' income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Series based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifi-cally attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2000, distribution and service fees were the only class-specific expenses.
e. Distributions to Shareholders-- Dividends are declared daily and paid monthly. Other distributions paid by the Trust are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of any series of the Trust.
3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2000, were as follows:
   SERIES                   PURCHASES            SALES
----------                 -----------       ------------
California High-Yield       $2,916,810         $12,453,710
California Quality                  --           4,141,110
Florida                      4,685,915           8,242,483
North Carolina                      --           1,366,693

    At March 31, 2000, each Series' cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                               TOTAL            TOTAL
                            UNREALIZED       UNREALIZED
  SERIES                   APPRECIATION     DEPRECIATION
----------                 ------------     ------------
California High-Yield       $  698,275       $2,476,459
California Quality           1,887,067        3,482,535
Florida                        449,481          936,406
North Carolina                 443,218          909,235

4. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Trust and provides the necessary personnel and facilities. Compensation of all officers of the Trust, all trustees of the Trust who are employees or consultants of the Manager, and all personnel of the Trust and the Manager is paid by the Manager. The Manager's fee is calculated daily and payable monthly, equal to 0.50% per annum of each Series' average daily net assets. Effective October 18, 1999, the Manager, at its discretion, agreed to reimburse expenses, other than distribution and service fees, that exceed 0.60% and 0.45% per annum of the average daily net assets of California High-Yield Series and Florida Series, respectively.

NOTES TO FINANCIAL STATEMENTS

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received the following concessions after commissions were paid to dealers for sales of Class A and Class C shares:



                         DISTRIBUTOR             DEALER
   SERIES                CONCESSIONS           COMMISSIONS
----------               -----------          ------------
California High-Yield       $2,864               $27,812
California Quality           1,935                14,976
Florida                      1,292                 9,380
North Carolina                 678                 4,698

    The Trust has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Trust pursuant to the Plan. For the six months ended March 31, 2000, for California High-Yield Series, California Quality Series, Florida Series, and North Carolina Series, fees incurred under the Plan aggregated $25,507, $35,473, $46,397, and $33,196, respectively, or 0.10%, 0.10%, 0.25%, and 0.25%, respectively, per annum of average daily net assets of Class A shares.
    Under the Plan, with respect to Class C shares and Class D shares, service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Trust to the Distributor pursuant to the Plan. For the six months ended March 31, 2000, fees incurred under the Plan equivalent to 1% per annum of the average daily net assets of Class C and Class D shares were as follows:

   SERIES                  CLASS C               CLASS D
----------               -----------          ------------
California High-Yield       $5,744               $34,833
California Quality             311                20,763
Florida                      1,289                 8,672
North Carolina                  50                 7,751

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and redemptions of Class D shares occurring within one year of purchase. For the six months ended March 31, 2000, such charges amounted to $19,093 for California High-Yield Series, $26 for California Quality Series, $91 for Florida Series, and $625 for North Carolina Series.
    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Trust shares, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2000, Seligman Services, Inc. received commissions from the sales of shares of each Series and distribution and service fees, pursuant to the Plan, as follows:

                                          DISTRIBUTION AND
  SERIES                   COMMISSIONS      SERVICE FEES
----------                ------------      ------------
California High-Yield        $   41            $1,511
California Quality              449             1,158
Florida                         210             1,870
North Carolina                1,725             1,242

    Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:
  SERIES
----------
California High-Yield       $42,722
California Quality           51,356
Florida                      28,442
North Carolina               21,725
    Certain officers and trustees of the Trust are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.
    The Trust has a compensation agreement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Series of the Trust or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in trustees' fees and expenses, and the accumulated balances thereof at March 31, 2000, are included in other liabilities as follows:
  SERIES
----------
California High-Yield       $25,937
California Quality           26,067
Florida                      13,572
North Carolina               10,252
5. Committed Line of Credit -- The Trust is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. Each Series' borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Series incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks. For the six months ended March 31, 2000, the Trust did not borrow from the credit facility.

NOTES TO FINANCIAL STATEMENTS

6. Transactions in Shares of Beneficial Interest -- Transactions in Shares of Beneficial Interest were as follows:


                                                                                CLASS A
                                                -------------------------------------------------------------------
                                                        SIX MONTHS ENDED                        YEAR ENDED
                                                          3/31/00                                 9/30/99
                                                --------------------------------       ----------------------------
CALIFORNIA HIGH-YIELD SERIES                      SHARES                AMOUNT           SHARES            AMOUNT
                                                -----------           ----------       -----------      -----------
Sales of shares ..............................      334,003          $ 2,004,810         2,624,733      $17,491,961
Investment of dividends.......................      127,172              768,267           242,874        1,601,698
Exchanged from associated Funds ..............      245,382            1,484,764           861,977        5,696,785
Shares issued in payment of gain distributions       79,138              483,536            21,223         142,616
                                                -----------           ----------       -----------      -----------
Total.........................................      785,695           (4,741,377)        3,750,807       24,933,060
                                                -----------           ----------       -----------      -----------
Shares repurchased............................   (1,527,409)          (9,210,443)       (2,152,611)     (14,122,052)
Exchanged into associated Funds...............     (650,965)          (3,946,686)         (983,221)      (6,519,246)
                                                -----------           ----------       -----------      -----------
Total ........................................   (2,178,374)         (13,157,129)       (3,135,832)     (20,641,298)
                                                -----------           ----------       -----------      -----------
Increase (decrease)...........................   (1,392,679)         $(8,415,752)          614,975      $ 4,291,762
                                                ===========          ===========       ===========      ===========



                                                                                 CLASS A
                                                -------------------------------------------------------------------
                                                        SIX MONTHS ENDED                        YEAR ENDED
                                                             3/31/00                              9/30/99
                                                --------------------------------       ----------------------------
CALIFORNIA QUALITY SERIES                         SHARES               AMOUNT            SHARES           AMOUNT
                                                ------------          ----------       -----------       ----------
Sales of shares .............................       160,358          $   998,164           392,761      $ 2,663,057
Investment of dividends .....................       134,938              835,276           272,151        1,853,060
Exchanged from associated Funds..............       308,437            1,927,793           184,375        1,277,793
Shares issued in payment of gain distributions       77,695              487,923           242,713        1,679,573
                                                -----------           ----------       -----------      -----------
Total .......................................       681,428            4,249,156         1,092,000        7,473,483
                                                -----------           ----------       -----------      -----------
Shares repurchased ..........................      (864,352)          (5,380,053)       (1,304,849)      (8,809,973)
Exchanged into associated Funds..............      (209,139)          (1,292,443)         (280,143)      (1,967,426)
                                                -----------           ----------       -----------      -----------
Total .......................................    (1,073,491)          (6,672,496)       (1,584,992)     (10,777,399)
                                                -----------           ----------       -----------      -----------
Increase (decrease) .........................      (392,063)         $(2,423,340)         (492,992)     $(3,303,916)
                                                ===========          ===========       ===========      ===========

                                                                                CLASS A
                                                -------------------------------------------------------------------
                                                          SIX MONTHS ENDED                      YEAR ENDED
                                                              3/31/00                             9/30/99
                                                --------------------------------       ----------------------------
FLORIDA SERIES                                    SHARES               AMOUNT            SHARES          AMOUNT
                                                -----------           ----------       -----------       ----------
Sales of shares ..............................      173,894          $ 1,260,555           519,451      $ 4,068,773
Investment of dividends ......................       45,653              329,760            88,673          692,647
Exchanged from associated Funds...............      197,666            1,433,437           307,595        2,411,983
Shares issued in payment of gain distributions       15,100              110,685            19,319          153,195
                                                -----------           ----------       -----------      -----------
Total.........................................      432,313            3,134,437           935,038        7,326,598
                                                -----------           ----------       -----------      -----------
Shares repurchased ...........................     (513,581)          (3,701,915)         (726,633)      (5,630,569)
Exchanged into associated Funds ..............     (173,892)          (1,261,160)         (401,208)      (3,048,712)
                                                -----------           ----------       -----------      -----------
Total.........................................     (687,473)          (4,963,075)       (1,127,841)      (8,679,281)
                                                -----------           ----------       -----------      -----------
Increase (decrease) ..........................     (255,160)         $(1,828,638)         (192,803)     $(1,352,683)
                                                ===========          ===========       ===========      ===========




                                                                                CLASS A
                                                -------------------------------------------------------------------
                                                         SIX MONTHS ENDED                       YEAR ENDED
                                                            3/31/00                              9/30/99
                                                --------------------------------       ----------------------------
NORTH CAROLINA SERIES                             SHARES               AMOUNT              SHARES          AMOUNT
                                                -----------           ----------       -----------       ----------
Sales of shares ..............................       39,266          $   287,744           175,103      $ 1,412,517
Investment of dividends ......................       41,397              304,687            88,130          704,629
Exchanged from associated Funds...............       53,228              391,110            26,310          212,683
Shares issued in payment of gain distributions       33,442              248,811            40,880          331,130
                                                -----------           ----------       -----------      -----------
Total ........................................      167,333            1,232,352           330,423        2,660,959
                                                -----------           ----------       -----------      -----------
Shares repurchased ...........................     (295,272)          (2,163,626)         (578,427)      (4,584,553)
Exchanged into associated Funds...............      (11,999)             (87,507)          (64,700)        (523,333)
                                                -----------           ----------       -----------      -----------
Total ........................................     (307,271)          (2,251,133)         (643,127)      (5,107,886)
                                                -----------           ----------       -----------      -----------
Increase (decrease)...........................     (139,938)         $(1,018,781)         (312,704)     $(2,446,927)
                                                ===========          ===========       ===========      ===========

                                         20


                                                                                 CLASS C
                                                ------------------------------------------------------------------
                                                       SIX MONTHS ENDED                        5/27/99* to
                                                           3/31/00                               9/30/99
                                                -------------------------------        ----------------------------
CALIFORNIA HIGH-YIELD SERIES                      SHARES                AMOUNT           SHARES             AMOUNT
                                                -----------           ----------       -----------       ----------
Sales of shares ..............................     39,338               $241,615           164,917       $1,063,949
Investment of dividends ......................      3,039                 18,360               707            4,509
Exchanged from associated Funds ..............         --                     --                --               --
Shares issued in payment of gain distributions      2,158                 13,206                --               --
                                                 --------               --------           -------       ----------
Total ............ ...........................     44,535                273,181           165,624        1,068,458
                                                 --------               --------           -------       ----------
Shares repurchased............................     (7,280)               (44,135)               (3)             (21)
Exchanged into associated Funds...............     (1,533)                (9,400)               --               --
                                                 --------               --------           -------       ----------
Total ........................................     (8,813)               (53,535)               (3)             (21)
                                                 --------               --------           -------       ----------
Increase (decrease)...........................     35,722               $219,646)          165,621       $1,068,437
                                                 ========               ========           =======       ==========



                                                                                CLASS C
                                                -------------------------------------------------------------------
                                                         SIX MONTHS ENDED                          5/27/99* to
                                                            3/31/00                                 9/30/99
                                                -------------------------------------------------------------------
CALIFORNIA QUALITY SERIES                         SHARES               AMOUNT            SHARES            AMOUNT
                                                -----------           ----------       -----------       ----------
Sales of shares ..............................     18,849               $117,503             1,474       $    9,904
Investment of dividends ......................        183                  1,123                16              103
Exchanged from associated Funds...............         --                     --                --               --
Shares issued in payment of gain distributions         17                    108                --               --
                                                 --------               --------           -------       ----------
Total ........................................     19,049                118,734             1,490           10,007
                                                 --------               --------           -------       ----------
Shares repurchased ...........................         (1)                    (6)               --               --
Exchanged into associated Funds...............         --                     --                --               --
                                                 --------               --------           -------       ----------
Total ........................................         (1)                    (6)               --               --
                                                 --------               --------           -------       ----------
Increase (decrease)...........................     19,048               $118,728             1,490       $   10,007
                                                 ========               ========           =======       ==========




                                                                                 CLASS C
                                                -------------------------------------------------------------------
                                                      SIX MONTHS ENDED                          5/27/99* to
                                                           3/31/00                                9/30/99
                                                --------------------------------       ----------------------------
FLORIDA SERIES                                    SHARES               AMOUNT            SHARES            AMOUNT
                                                -----------           ----------       -----------       ----------
Sales of shares ..............................      4,821               $ 34,716            34,107       $  263,437
Investment of dividends ......................         32                    234                27              204
Exchanged from associated Funds...............         --                     --                --               --
Shares issued in payment of gain distributions         --                     --                --               --
                                                 --------               --------           -------       ----------
Total.........................................      4,853                 34,950            34,134          263,641
                                                 --------               --------           -------       ----------
Shares repurchased ...........................         (1)                    (7)               --               --
Exchanged into associated Funds ..............     (1,431)               (10,279)               --               --
                                                 --------               --------           -------       ----------
Total.........................................     (1,432)               (10,286)               --               --
                                                 --------               --------           -------       ----------
Increase (decrease)...........................      3,421               $ 24,664            34,134        $ 263,641
                                                 ========               ========           =======       ==========



                                                                                 CLASS C
                                                -------------------------------------------------------------------
                                                         SIX MONTHS ENDED                         5/27/99* to
                                                            3/31/00                                 9/30/99
                                                -------------------------------------------------------------------
NORTH CAROLINA SERIES                             SHARES               AMOUNT            SHARES            AMOUNT
                                                -----------          -----------      ------------      -----------
Sales of shares ..............................         --               $     --             1,329       $   10,422
Investment of dividends ......................         28                    199                12              101
Exchanged from associated Funds ..............         --                    --                 --               --
Shares issued in payment of gain distributions         17                    129                --               --
                                                 --------               --------           -------       ----------
Total.........................................         45                    328             1,341           10,523
                                                 --------               --------           -------       ----------
Shares repurchased ...........................         (1)                    (8)               --               --
Exchanged into associated Funds...............         --                     --                --               --
                                                 --------               --------           -------       ----------
Total.........................................         (1)                    (8)               --               --
                                                 --------               --------           -------       ----------
Increase (decrease)...........................         44               $    320             1,341       $   10,523
                                                 ========               ========           =======       ==========

                                                                                  CLASS D
                                               --------------------------------------------------------------------
                                                        SIX MONTHS ENDED                        YEAR ENDED
                                                             3/31/00                             9/30/99
                                               ---------------------------------      -----------------------------
CALIFORNIA HIGH-YIELD SERIES                     SHARES                AMOUNT            SHARES           AMOUNT
                                               ------------          -----------      ------------      -----------
Sales of shares...............................       21,077          $   129,279           409,465      $ 2,741,274
Investment of dividends.......................       15,589               94,253            31,985          211,701
Exchanged from associated Funds...............      138,864              847,280            96,237          645,338
Shares issued in payment of gain distributions        9,854               60,309             2,990           20,124
                                                -----------          -----------       -----------      -----------
Total.........................................      185,384            1,131,121           540,677        3,618,437
                                                -----------          -----------       -----------      -----------
Shares repurchased ...........................     (218,451)           1,313,532)         (150,575)        (997,750)
Exchanged into associated Funds ..............     (196,456)          (1,187,457)         (111,644)        (743,337)
                                                -----------          -----------       -----------      -----------
Total.........................................     (414,907)          (2,500,989)         (262,219)      (1,741,087)
                                                -----------          -----------       -----------      -----------
Increase (decrease)...........................     (229,523)         $(1,369,868)          278,458      $ 1,877,350
                                                ===========          ===========       ===========      ===========

                                                                                CLASS D
                                                -------------------------------------------------------------------
                                                        SIX MONTHS ENDED                        YEAR ENDED
                                                             3/31/00                             9/30/99
                                                --------------------------------      -----------------------------
CALIFORNIA QUALITY SERIES                        SHARES                AMOUNT            SHARES           AMOUNT
                                                -----------          -----------      ------------      -----------
Sales of shares .............................         3,513          $    22,025           484,533      $ 3,342,332
Investment of dividends .....................         4,104               25,353            11,719           79,563
Exchanged from associated Funds .............        84,853              525,885           167,993        1,185,115
Shares issued in payment of gain distributions        2,546               15,939            10,357           71,464
                                                -----------          -----------       -----------      -----------
Total .......................................        95,016              589,202           674,602        4,678,474
                                                -----------          -----------       -----------      -----------
Shares repurchased ..........................       (97,894)            (597,875)         (183,777)      (1,246,133)
Exchanged into associated Funds .............       (46,387)            (288,606)         (141,466)        (939,849)
                                                -----------          -----------       -----------      -----------
Total .......................................      (144,281)            (886,481)         (325,243)      (2,185,982)
                                                -----------          -----------       -----------      -----------
Increase (decrease) .........................       (49,265)         $  (297,279)          349,359      $ 2,492,492
                                                ===========          ===========       ===========      ===========

                                                                                  CLASS D
                                                -------------------------------------------------------------------
                                                        SIX MONTHS ENDED                        YEAR ENDED
                                                             3/31/00                             9/30/99
                                                --------------------------------      -----------------------------
FLORIDA SERIES                                    SHARES                AMOUNT            SHARES           AMOUNT
                                                -----------          -----------      ------------      -----------
Sales of shares .............................        13,157          $    94,534            20,914      $   166,209
Investment of dividends......................         1,073                7,754             4,975           39,201
Exchanged from associated Funds .............        31,960              229,605           100,105          797,562
Shares issued in payment of gain distributions          387                2,842             1,306           10,367
                                                -----------          -----------       -----------      -----------
Total .......................................        46,577              334,735           127,300        1,013,339
                                                -----------          -----------       -----------      -----------
Shares repurchased ..........................       (59,114)            (424,273)          (95,272)        (747,465)
Exchanged into associated Funds .............       (31,158)            (223,219)          (23,955)        (187,186)
                                                -----------          -----------       -----------      -----------
Total .......................................       (90,272)            (647,492)         (119,227)        (934,651)
                                                -----------          -----------       -----------      -----------
Increase (decrease) .........................       (43,695)         $  (312,757)            8,073      $    78,688
                                                ===========          ===========       ===========      ===========
                                                                                  CLASS D
                                                -------------------------------------------------------------------
                                                        SIX MONTHS ENDED                        YEAR ENDED
                                                             3/31/00                             9/30/99
                                                --------------------------------       ----------------------------
NORTH CAROLINA SERIES                             SHARES                AMOUNT            SHARES           AMOUNT
                                                -----------           ----------       -----------      -----------
Sales of shares .............................         4,801          $    35,804            58,041      $   466,484
Investment of dividends .....................         2,495               18,309             5,351           42,709
Exchanged from associated Funds .............         4,135               30,062             1,053            8,502
Shares issued in payment of gain distributions        2,198               16,328             2,477           20,065
                                                -----------          -----------       -----------      -----------
Total .......................................        13,629              100,503            66,922          537,760
                                                -----------          -----------       -----------      -----------
Shares repurchased ..........................       (36,688)            (270,189)          (20,733)        (164,357)
Exchanged into associated Funds .............        (5,959)             (43,721)               --               --
                                                -----------          -----------       -----------      -----------
Total .......................................       (42,647)            (313,910)          (20,733)        (164,357)
                                                -----------          -----------       -----------      -----------
Increase (decrease)..........................       (29,018)         $  (213,407)           46,189      $   373,403
                                                ===========          ===========       ===========      ===========

--------------------------------
* Commencement of offering of Class C shares.

FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand the financial performance of each Class of each Series for the past five-and-one-half years or from its inception if less than five-and-one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

CALIFORNIA HIGH-YIELD SERIES

                                                                        CLASS A                                 CLASS C
                                                --------------------------------------------------------  -----------------
                                                  SIX                                                        SIX
                                                MONTHS                                                     MONTHS  5/27/99*
                                                 ENDED              YEAR ENDED SEPTEMBER 30,                ENDED     to
                                                        -----------------------------------------------
                                                3/31/00   1999       1998     1997      1996      1995    3/31/00   9/30/99
PER SHARE DATA:                                -------- -------    -------  ------    -------    ------   -------  --------
Net Asset Value, Beginning of Period.........    $6.28    $6.80      $6.61   $6.50     $6.47      $6.30     $6.29    $6.62
                                               -------  -------    -------  ------    ------    -------   -------  -------
Income from Investment Operations:
Net investment income .......................     0.16     0.31       0.32    0.34      0.36       0.37      0.13     0.09
Net realized and unrealized gain (loss)
   on investments ...........................    (0.02)   (0.50)      0.22    0.20      0.05       0.17     (0.03)   (0.33)
                                               -------  -------    -------  ------    ------    -------   -------  -------
Total from Investment Operations.............     0.14    (0.19)      0.54    0.54      0.41       0.54      0.10    (0.24)
                                               -------  -------    -------  ------    ------    -------   -------  -------
Less Distributions:
Dividends from net investment income.........    (0.16)   (0.31)     (0.32)  (0.34)    (0.36)     (0.37)    (0.13)   (0.09)
Distributions from net realized capital gain.    (0.08)   (0.02)     (0.03)  (0.09)    (0.02)     --        (0.08)    --
                                               -------  -------    -------  ------    ------    -------   -------  -------
Total Distributions .........................    (0.24)   (0.33)     (0.35)  (0.43)    (0.38)     (0.37)    (0.21)   (0.09)
                                               -------  -------    -------  ------    ------    -------   -------  -------
Net Asset Value, End of Period ..............    $6.18    $6.28      $6.80   $6.61     $6.50      $6.47     $6.18    $6.29
                                               =======  =======    =======  ======    ======    =======   =======  =======
TOTAL RETURN:                                     2.27%   (2.82)%     8.45%   8.74%     6.49%      8.85%     1.65%   (3.79)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted......  $48,254  $57,807    $58,374 $52,883    50,264    $51,504    $1,245   $1,041
Ratio of expenses to average net assets......     0.72%+   0.84%      0.82%   0.87%     0.84%      0.90%    1.62%+    1.72%+
Ratio of net income to average net assets ...     5.36%+   4.71%      4.81%   5.26%     5.49%      5.84     4.46%+    3.95%+
Portfolio turnover rate .....................     4.94%   27.61%     10.75%  22.42%    34.75%     17.64     4.94%    27.61%++
Without expense reimbursement:**
Net investment income per share .............    $0.15                                                      $0.12
Ratio of expenses to average net assets .....     0.90%                                                      1.80%+
Ratio of net income to average net assets....     5.18%+                                                     4.28%+

----------------------------
See footnotes on page 26.

                                                                22

FINANCIAL HIGHLIGHTS
CALIFORNIA HIGH-YIELD SERIES (continued)

                                                                                    CLASS D
                                               ----------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                        YEAR ENDED SEPTEMBER 30,
                                                            ---------------------------------------------------------------
                                                    3/31/00       1999         1998         1997         1996         1995
PER SHARE DATA:                                    ---------    -------      -------      -------       ------      -------
Net Asset Value, Beginning of Period ........        $6.29        $6.80        $6.61        $6.51        $6.48        $6.31
                                                   -------      -------      -------      -------       -------     -------
Income from Investment Operations:
Net investment income .......................         0.13         0.25         0.26         0.28         0.30         0.31
Net realized and unrealized gain (loss)
   on investments ...........................        (0.03)       (0.49)        0.22         0.19         0.05         0.17
                                                   -------      -------      -------      -------       -------     -------
Total from Investment Operations ............         0.10        (0.24)        0.48         0.47         0.35         0.48
                                                   -------      -------      -------      -------       -------     -------
Less Distributions:
Dividends from net investment income ........        (0.13)       (0.25)       (0.26)       (0.28)       (0.30)        (.31)
Distributions from net realized capital gain.        (0.08)       (0.02)       (0.03)       (0.09)       (0.02)          -
                                                   -------      -------      -------      -------       -------     -------
Total Distributions .........................        (0.21)       (0.27)       (0.29)       (0.37)       (0.32)       (0.31)
                                                   -------      -------      -------      -------       -------     -------
Net Asset Value, End of Period ..............        $6.18        $6.29        $6.80        $6.61        $6.51        $6.48
                                                   =======      =======      =======      =======       ======      =======
TOTAL RETURN: ...............................         1.65%       (3.54)%       7.47%        7.60%        5.53%        7.78%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted).....       $6,114       $7,658       $6,393       $3,320       $1,919       $1,277
Ratio of expenses to average net assets......         1.62%+       1.74%        1.73%        1.77%        1.74%        1.91%
Ratio of net income to average net assets....         4.46%+       3.81%        3.90%        4.36%        4.59%        4.84%
Portfolio turnover rate .....................         4.94%       27.61%       10.75%       22.42%       34.75%       17.64%
Without expense reimbursement:**
Net investment income per share .............        $0.12
Ratio of expenses to average net assets .....         1.80%+
Ratio of net income to average net assets....         4.28%+

----------------------------
See footnotes on page 26.

FINANCIAL HIGHLIGHTS

CALIFORNIA QUALITY SERIES

                                                                        CLASS A                                 CLASS C
                                                        -----------------------------------------------   -----------------
                                                  SIX                                                        SIX
                                                MONTHS                                                     MONTHS  5/27/99*
                                                 ENDED              YEAR ENDED SEPTEMBER 30,                ENDED     to
                                                        -----------------------------------------------
                                               3/31/00   1999       1998     1997       1996      1995    3/31/00  9/30/99
PER SHARE DATA:                                -------- -------    ------   ------    -------    ------   -------  --------
Net Asset Value, Beginning of Period ........    $6.42    $7.21     $6.99     $6.75     $6.65     $6.39   $6.40     $6.75
                                               -------  -------    ------   -------   -------    ------  ------   -------
Income from Investment Operations:
Net investment income .......................     0.16     0.31      0.33      0.34      0.35      0.34    0.13      0.09
Net realized and unrealized gain (loss)
   on investments ...........................     0.01    (0.56)     0.25      0.24      0.11      0.32    0.01     (0.35)
                                               -------  -------    ------   -------   -------    ------  ------   -------
Total from Investment Operations.............     0.17    (0.25)     0.58      0.58      0.46      0.66    0.14     (0.26)
                                               -------  -------    ------   -------   -------    ------  ------   -------
Less Distributions:
Dividends from net investment income ........    (0.16)   (0.31)    (0.33)    (0.34)    (0.35)    (0.34)  (0.13)     0.09)
Distributions from net realized capital gain.    (0.07)   (0.23)    (0.03)    --        (0.01)    (0.06)  (0.07)      --
                                               -------  -------    ------   -------   -------    ------  ------   -------
Total Distributions .........................    (0.23)   (0.54)    (0.36)    (0.34)    (0.36)    (0.40)  (0.20)    (0.09)
                                               -------  -------    ------   -------   -------    ------  ------   -------
Net Asset Value, End of Period...............    $6.36    $6.42     $7.21     $6.99     $6.75     $6.65   $6.34     $6.40
                                               =======  =======    ======   =======   =======    ======  ======   =======
TOTAL RETURN: ...............................     2.70%   (3.68)%    8.67%     8.87%     7.00%    10.85%   2.24%    (4.04)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ....  $71,562  $74,793   $87,522   $86,992   $95,560   $94,947    $130       $10
Ratio of expenses to average net assets......     0.87%+   0.82%     0.77%     0.82%     0.79%     0.89%   1.77%+    1.72%+
Ratio of net income to average net assets....     4.94%+   4.56%     4.75%     4.99%     5.11%     5.34%   4.04%+    3.80%+
Portfolio turnover rate .....................      --     20.24%    30.82%    12.16%    12.84%    11.24%     -      20.24%++


                                                                                    CLASS D
                                               ----------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                        YEAR ENDED SEPTEMBER 30,
                                                                 ----------------------------------------------------------
                                                    3/31/00       1999         1998         1997         1996         1995
PER SHARE DATA:                                    --------     -------      -------      ------        -------     -------
Net Asset Value, Beginning of Period.........        $6.40         $7.19       $6.97        $6.74        $6.63        $6.38
                                                   -------       -------     -------      -------       -------     -------
Income from Investment Operations:
Net investment income .......................         0.13          0.25        0.27         0.28         0.28         0.28
Net realized and unrealized gain (loss)
   on investments ...........................         0.01         (0.56)       0.25         0.23         0.12         0.31
                                                   -------       -------     -------      -------       ------      -------
Total from Investment Operations ............         0.14         (0.31)       0.52         0.51         0.40         0.59
                                                   -------       -------     -------      -------       ------      -------
Less Distributions:
Dividends from net investment income ........        (0.13)        (0.25)      (0.27)       (0.28)       (0.28)       (0.28)
Distributions from net realized capital gain.        (0.07)        (0.23)      (0.03)       --           (0.01)       (0.06)
                                                   -------       -------     -------      -------       ------      -------
Total Distributions .........................        (0.20)        (0.48)      (0.30)       (0.28)       (0.29)       (0.34)
                                                   -------       -------     -------      -------       ------      -------
Net Asset Value, End of Period...............        $6.34         $6.40       $7.19        $6.97        $6.74        $6.63
                                                   =======       =======     =======      =======       ======      =======
TOTAL RETURN:................................        2.24%         (4.58)%      7.71%        7.75%        6.20%        9.61%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted).....       $3,932        $4,286      $2,302       $1,677       $1,645         $863
Ratio of expenses to average net assets .....         1.77%+        1.72%       1.68%        1.72%        1.69%        1.88%
Ratio of net income to average net assets....         4.04%+        3.66%       3.84%        4.09%        4.21%        4.36%
Portfolio turnover rate......................           --         20.24%      30.82%       12.16%       12.84%       11.24%
-------------------------
See footnotes on page 26.

                                                24

FINANCIAL HIGHLIGHTS

FLORIDA SERIES

                                                                        CLASS A                                 CLASS C
                                                -------------------------------------------------------   -----------------
                                                  SIX                                                        SIX
                                                MONTHS                                                     MONTHS  5/27/99*
                                                 ENDED              YEAR ENDED SEPTEMBER 30,                ENDED     to
                                                        -----------------------------------------------
                                                3/31/00   1999       1998     1997       1996      1995    3/31/00 9/30/99
PER SHARE DATA:                                -------- -------    -------  ------    -------    ------   -------  --------
Net Asset Value, Beginning of Period ........    $7.41    $8.07    $7.80     $7.67     $7.71     $7.34    $7.43     $7.83
                                               -------  -------   ------   -------   -------   -------  -------   -------
Income from Investment Operations:
Net investment income .......................     0.19     0.34     0.35      0.36      0.38      0.40     0.16      0.10
Net realized and unrealized gain (loss)
   on investments ...........................     0.02    (0.61)    0.34      0.23      0.04      0.37     0.01     (0.40)
                                               -------  -------   ------   -------   -------    ------   ------   -------
Total from Investment Operations ............     0.21    (0.27)    0.69      0.59      0.42      0.77     0.17     (0.30)
                                               -------  -------   ------   -------   -------    ------   ------   -------
Less Distributions:
Dividends from net investment income.........    (0.19)   (0.34)   (0.35)    (0.36)    (0.38)    (0.40)   (0.16)    (0.10)
Distributions from net realized capital gain.    (0.04)   (0.05)   (0.07)    (0.10)    (0.08)     --      (0.04)      --
                                               -------  -------   ------   -------   -------    ------   ------   -------
Total Distributions .........................    (0.23)   (0.39)   (0.42)    (0.46)    (0.46)    (0.40)   (0.20)    (0.10)
                                               -------  -------   ------   -------   -------    ------   ------   -------
Net Asset Value, End of Period ..............    $7.39    $7.41    $8.07     $7.80     $7.67     $7.71    $7.40     $7.43
                                               =======  =======   ======   =======   =======    ======   ======   =======
TOTAL RETURN:................................    2.90%    (3.42)%   9.16%     8.01%     5.54%    10.87%    2.38%    (3.96)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted).....  $35,581  $37,606  $42,464   $42,024   $45,200   $49,030     $278      $254
Ratio of expenses to average net assets .....     0.73%+   1.03%    1.00%     1.04%     0.97%     0.72%    1.48%+    1.78%+
Ratio of net income to average net assets....     5.14%+   4.38%    4.45%     4.70%     4.90%     5.38%    4.39%+    3.82%+
Portfolio turnover rate .....................    12.50%   18.31%    6.73%    33.68%    18.53%    11.82%   12.50%    18.31%++
Without reimbursement/
management fee waiver:**
Net investment income per share .............    $0.18                                 $0.38     $0.37    $0.15
Ratio of expenses to average net assets .....     1.08%+                                0.97%     1.03%    1.83%+
Ratio of net income to average net assets....     4.79%+                                4.90%     5.07%    4.04%+


                                                                                    CLASS D
                                               ----------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                        YEAR ENDED SEPTEMBER 30,
                                                            ---------------------------------------------------------------
                                                    3/31/00       1999         1998         1997         1996         1995
PER SHARE DATA:                                     --------     -------      -------       ------       -------     ------
Net Asset Value, Beginning of Period ........         $7.43        $8.08       $7.81        $7.68        $7.72       $7.34
                                                    -------      -------      ------       ------        -----      ------
Income from Investment Operations:
Net investment income .......................          0.16         0.28        0.29         0.30         0.32        0.34
Net realized and unrealized gain (loss)
   on investments ...........................          0.01        (0.60)       0.34         0.23         0.04        0.38
                                                    -------      -------      ------       ------        -----      ------
Less Distributions:                                    0.17        (0.32)       0.63        (0.53)       (0.36)      (0.72)
                                                    -------      -------      ------       ------        -----      ------
Dividends from net investment income ........         (0.16)       (0.28)      (0.29)       (0.30)       (0.32)      (0.34)
Distributions from net realized capital gain.         (0.04        (0.05)      (0.07)       (0.10)       (0.08)        --
                                                    -------      -------      ------       ------        -----      ------
Total Distributions ........................          (0.20)       (0.33)      (0.36)       (0.40)       (0.40)      (0.34)
Net Asset Value, End of Period ..............         $7.40        $7.43       $8.08        $7.81        $7.68       $7.72
                                                    =======      =======      ======       ======        =====       =====
TOTAL RETURN:................................          2.38%       (4.01)%      8.32%        7.18%        4.74%      10.07%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted).....        $1,512       $1,843      $1,940       $1,678       $1,277        $603
Ratio of expenses to average net assets .....          1.48%+       1.78%       1.77%        1.81%        1.73%       1.66%
Ratio of net income to average net assets....          4.39%+       3.63%       3.68%        3.93%        4.14%       4.53%
Portfolio turnover rate .....................         12.50%       18.31%       6.73%       33.68%       18.53%      11.82%
Without reimbursement/
management fee waiver:**
Net investment income per share .............         $0.15                                              $0.32       $0.31
Ratio of expenses to average net assets......          1.83%                                              1.73%       1.97%
Ratio of net income to average net assets ...          4.04%+                                             4.14%       4.22%

---------------------------
See footnotes on page 26.

FINANCIAL HIGHLIGHTS

NORTH CAROLINA SERIES

                                                                        CLASS A                                 CLASS C
                                                -------------------------------------------------------   -----------------
                                                  SIX                                                        SIX
                                                MONTHS                                                     MONTHS  5/27/99*
                                                 ENDED              YEAR ENDED SEPTEMBER 30,                ENDED     to
                                                    ---------------------------------------------------
                                                3/31/00   1999       1998     1997       1996      1995    3/31/00 9/30/99
PER SHARE DATA:                                -------- -------    -------  ------    -------    ------   -------  --------
Net Asset Value, Beginning of Period..........   $7.59    $8.30     $8.05     $7.84     $7.74     $7.30    $7.59     $7.97
                                               -------  -------    -------  -------   -------    -------  -------  -------
Income from Investment Operations:
Net investment income ........................    0.18     0.35      0.36      0.37      0.37      0.39     0.15     0.10
Net realized and unrealized gain (loss)
   on investments ............................   (0.04)   (0.59)     0.31      0.24      0.11      0.45    (0.05)    (0.38)
                                               -------  -------    -------  -------   -------    -------  -------  -------
Total from Investment Operations .............    0.14    (0.24)     0.67      0.61      0.48      0.84     0.10     (0.28)
                                               -------  -------    -------  -------   -------    -------  -------  -------
Less Distributions:
Dividends from net investment income .........   (0.18)   (0.35)    (0.36)    (0.37)    (0.37)    (0.39)   (0.15)    (0.10)
Distributions from net realized capital gain .   (0.10)   (0.12)    (0.06)    (0.03)    (0.01)    (0.01)   (0.10)     --
                                               -------  -------    -------  -------   -------    -------  -------  -------
Total Distributions ..........................   (0.28)   (0.47)    (0.42)    (0.40)    (0.38)    (0.40)   (0.25)    (0.10)
                                               -------  -------    -------  -------   -------    -------  -------  -------
Net Asset Value, End of Period ...............   $7.45    $7.59     $8.30     $8.05     $7.84     $7.74    $7.44     $7.59
                                               =======  =======    =======  =======   =======    =======  =======  =======
TOTAL RETURN:.................................    1.79%   (3.07)%   8.60%      8.01%     6.39%    11.92%    1.27%    (3.62)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)...... $25,662  $27,224   $32,358   $32,684   $35,934   $37,446      $10       $10
Ratio of expenses to average net assets.......    1.13%+   1.06%    1.05%      1.09%     1.05%     0.82%    1.88%+    1.80%+
Ratio of net income to average net assets.....    4.67%+   4.38%    4.41%      4.66%     4.75%     5.21%    3.92%+    3.77%+
Portfolio turnover rate.......................    --       1.52%   20.37%     13.04%    15.12%     4.38%      -       1.52%++
Without management fee waiver:**
Net investment income per share                                             $0.37     0.36
Ratio of expenses to average net assets                                     1.06%    1.18%
Ratio of net income to average net assets                                   4.74%    4.85%



                                                                                    CLASS D
                                                --------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED                        YEAR ENDED SEPTEMBER 30,
                                                           ---------------------------------------------------------------
                                                    3/31/00       1999         1998         1997         1996         1995
PER SHARE DATA:                                    --------     -------      -------      ------       -------     -------
Net Asset Value, Beginning of Period .........       $7.59         $8.30       $8.05        $7.83        $7.74       $7.29
                                                   -------       -------     -------      -------      -------     -------
Income from Investment Operations:
Net investment income ........................        0.15          0.29        0.30         0.31         0.31        0.33
Net realized and unrealized gain (loss)
   on investments ............................       (0.05)        (0.59)       0.31         0.25         0.10        0.46
                                                   -------       -------     -------      -------       ------     -------
Total from Investment Operations .............        0.10         (0.30)       0.61         0.56         0.41        0.79
                                                   -------       -------     -------      -------       ------     -------
Less Distributions:
Dividends from net investment income .........       (0.15)        (0.29)      (0.30)       (0.31)       (0.31)      (0.33)
Distributions from net realized capital gain..       (0.10)        (0.12)      (0.06)       (0.03)       (0.01)      (0.01)
                                                   -------       -------     -------      -------       ------     -------
Total Distributions ..........................       (0.25)        (0.41)      (0.36)       (0.34)       (0.32)      (0.34)
                                                   -------       -------     -------      -------       ------     -------
Net Asset Value, End of Period ...............       $7.44         $7.59       $8.30        $8.05        $7.83       $7.74
                                                   =======       =======     =======      =======       ======     =======
TOTAL RETURN:.................................        1.27%        (3.79)%      7.77%        7.33%        5.45%      11.19%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)......      $1,434        $1,682      $1,456       $1,217       $1,232      $1,257
Ratio of expenses to average net assets ......        1.88%+        1.81%       1.82%        1.85%        1.81%       1.64%
Ratio of net income to average net assets.....        3.92%+        3.63%       3.64%        3.90%        3.99%       4.42%
Portfolio turnover rate ......................          -           1.52%      20.37%       13.04%       15.12%       4.38%
Without management fee waiver:**
Net investment income per share                                                                          $0.31       $0.31
Ratio of expenses to average net assets ......                                                            1.82%       2.00%
                                                                                                          3.98%       4.06%
Ratio of net income to average net assets.....


------------------------------------
  * Commencement of offering of Class C shares.
 ** During the periods stated, the Manager, at its discretion, reimbursed expenses and/or waived a portion of its fees for California High-Yield Series, Florida Series, and North Carolina Series.
  + Annualized.
 ++ For the year ended September 30, 1999.
    See Notes to Financial Statements.

                                               26

REPORT OF INDEPENDENT AUDITORS

The Trustees and Shareholders,
Seligman Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Municipal Series Trust (comprising, respectively, California High-Yield, California Quality, Florida, and North Carolina Series), as of March 31, 2000, and the related statements of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended September 30, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of California High-Yield, California Quality, Florida, and North Carolina Series of Seligman Municipal Series Trust as of March 31, 2000, the results of their operations for the six months then ended, the changes in their net assets, and their financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


/S/ DELOITTE & TOUCHE LLP
----------------------------------------
DELOITTE & TOUCHE LLP
New York, New York
May 5, 2000


FOR MORE INFORMATION

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(212) 682-7600     Outside the United States
(800) 622-4597     24-Hour Automated Telephone Access Service

TRUSTEES

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
Director, Conoco Inc.

John E. Merow 2, 4
Retired Chairman and Senior Partner, Sullivan & Cromwell, Law Firm Director, Commonwealth Industries, Inc
Director, New York-Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
J. & W.  Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development

Richard R. Schmaltz 1
Managing Director, Director of Investments,
J. & W.  Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer, Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director,  CommScope, Inc.
Director,  C-SPAN

Brian T. Zino 1
President
President, J. & W.  Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Trustee Emeritus
Fred E. Brown
Director and Consultant,
   J. & W.  Seligman & Co. Incorporated


----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Trustee Nominating Committee
           4 Board Operations Committee


EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T. Zino
President

Thomas G. Moles
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compound ed, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------------
Adapted from the Investment Company Institute's 1999 Mutual Fund Fact Book.

This Report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman Municipal Series Trust, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                               SELIGMAN ADVISORS, INC.
                                     An affiliate of
                                      [Logo omitted]
                                  J. & W. SELIGMAN & CO.
                                           INCORPORATED

                                       Established 1864
                                 100 Park Ave., New York, NY 10017


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